================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 15, 2004

                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 001-14989

                DELAWARE                             25-1723342
     (State or other jurisdiction of       (IRS Employer Identification No.)
     incorporation or organization)

      225 WEST STATION SQUARE DRIVE
                SUITE 700
     PITTSBURGH, PENNSYLVANIA 15219               (412) 454-2200
(Address of principal executive offices)   (Registrant's telephone number,
                                                including area code)

                                       N/A
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5. OTHER EVENTS.

         On July 14, 2004, WESCO International, Inc. issued a press release announcing it has hired John Engel in the new role of Senior Vice President and Chief Operating Officer and promoted Steve Van Oss to Senior Vice President and Chief Financial and Administrative Officer. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         a) Financial statements of businesses acquired.

         Not applicable.

         b) Pro forma financial information.

         Not applicable.

         c) Exhibits.

         99.1 Press Release of WESCO International, Inc. dated July 14, 2004.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               July 15, 2004          WESCO International, Inc.
          ----------------------      -----------------------------------------
                (Date)
                                      /s/ Stephen A. Van Oss
                                      -----------------------------------------
                                      Stephen A. Van Oss
                                      Senior Vice President and Chief Financial
                                      and Administrative Officer

EXHIBIT INDEX


Exhibit 99.1: Press release of WESCO International, Inc. dated July 14, 2004.

                                       4